UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): June 10, 2008
                                                        -------------

                             FIRST BANCSHARES, INC.
                             ---------------------
            (Exact name of registrant as specified in its charter)


             Missouri              000-22842               43-1654695
----------------------------     ------------         ----------------
(State or other jurisdiction     (Commission          (I.R.S. Employer
of incorporation)                File number)        Identification No.)


   142 East First Street, Mountain Grove, Missouri           65711
   -----------------------------------------------          --------
       (Address of principal executive office)             (Zip code)


Registrant's telephone number, including are code: (417) 926-5151
                                                   --------------

                                    NA
       -----------------------------------------------------------
      (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

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Item 8.01 Other Events

     On June 10, 2008, First Bancshares, Inc.'s ("Company") Board of Directors announced that it had terminated its plans to reduce the number of stockholders below 300 in order to terminate the registration of the Company's common stock and to suspend its reporting obligations with the Securities and Exchange Commission ("SEC"). This was to be accomplished through proposals to amend the Company's Articles of Incorporation to provide for a 1-for-500 reverse stock split, followed immediately by a 500-for-1 forward stock split, which proposals did not receive stockholder approval at the Company's Annual Meeting of Stockholders held on June 10, 2008. As a result of the defeat of these proposals by stockholders, the Company will continue its reporting obligations as an SEC-reporting company.

     The Board of Directors also announced that at the Annual Meeting, stockholders elected the Company's two nominees for director and that stockholders did not approve the stockholder proposal for the declassification of the Board of Directors.

     For additional information, see the Company's press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

         99.1   News Release of First Bancshares, Inc. dated June 10, 2008.


                                      2

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                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 10, 2008                FIRST BANCSHARES, INC.




                                   /S/Daniel P. Katzfey
                                   -----------------------------------------
                                   Daniel P. Katzfey
                                   President and Chief Executive Officer
                                   (Principal Executive Officer)


                                      3

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                                   Exhibit 99.1

            News Release of First Bancshares, Inc. dated June 10, 2008

                      FIRST BANCSHARES, INC. ANNOUNCES
                       RESULTS OF ANNUAL MEETING AND
                     TERMINATION OF PLANS TO GO PRIVATE


     Mountain Grove, Missouri - June 10, 2008 - First Bancshares, Inc. (NASDAQ
 FstBksh: FBSI) announced today that the Company's Board of Directors has terminated its plans to reduce the number of stockholders below 300 in order to terminate the registration of the Company's common stock and to suspend its reporting obligations with the Securities and Exchange Commission ("SEC"). This was to be accomplished through proposals to amend the Company's Articles of Incorporation to provide for a 1-for-500 reverse stock split, followed immediately by a 500-for-1 forward stock split, which proposals did not receive stockholder approval at the Company's Annual Meeting of Stockholders held on June 10, 2008. As a result of the defeat of these proposals by stockholders, the Company will continue its reporting obligations as an SEC-reporting company.

     The Company also announced that its two nominees for director had each been elected by stockholders and that its stockholders did not approve the stockholder proposal for the declassification of the Company's Board of Directors.


First Bancshares, Inc. is the holding company for First Home Savings Bank, a FDIC-insured savings bank chartered by the State of Missouri that conducts business from its home office in Mountain Grove, Missouri, ten full service offices in Marshfield, Ava, Gainesville, Sparta, Springfield, Theodosia, Crane, Galena, Kissee Mills and Rockaway Beach, Missouri, and a loan origination office in Springfield, Missouri.

The Company and its wholly-owned subsidiaries, First Home Savings Bank and SCMG, Inc. may from time to time make written or oral "forward-looking statements," including statements contained in its filings with the Securities and Exchange Commission, in its reports to stockholders, and in other communications by the Company, which are made in good faith by the Company pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

Contact:  Daniel P. Katzfey, President and Chief Executive Officer (417)
926-5151

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